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                                                                   EXHIBIT 10.32

                                     FORM OF
           COLLATERAL ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENT

            This COLLATERAL ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENT, dated as of June __, 2004 (this "ASSIGNMENT"), made by the undersigned, having an address at c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("ASSIGNOR"), in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an address at Four World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings assigned such terms in that certain Mezzanine Loan Agreement, dated as of the date hereof (as amended, modified or restated, the "MEZZANINE LOAN AGREEMENT"), between Assignor and Assignee.

            1. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby pledges, assigns, transfers and grants a security interest to Assignee in and to all its right, title and interest in, to and under (a) the interest rate hedge or protection agreement and any related confirmation described on EXHIBIT A attached hereto and made a part hereof (such agreement(s) and confirmation(s), as same may be amended or modified, and any renewals or replacements thereof, or successor agreements thereto, collectively, the "RATE PROTECTION AGREEMENT"), with the counterparty indicated on the signature page hereof (the "COUNTERPARTY"), and (b) all amounts received or receivable under the Rate Protection Agreement and all "proceeds" (as defined in the Uniform Commercial Code adopted in the State of New York (the "UCC")) thereof, to have and to hold the same, unto Assignee, its successors and assigns. This Assignment constitutes additional security for payment by Assignor of that certain loan in the original principal amount of **[$_________]** from Lender to Assignor evidenced by or arising pursuant to the Mezzanine Loan Agreement and pursuant to the other Loan Documents.

            2. Counterparty hereby consents to the above collateral assignment by Assignor of the Rate Protection Agreement and agrees that Counterparty will make any payments to become payable under or pursuant to the Rate Protection Agreement to, or at the direction of, Assignee from time to time, until such time as this Assignment is terminated or otherwise canceled, at which time Counterparty will be instructed to make payments to, or at the direction of, Assignor. Assignor hereby irrevocably instructs and authorizes Counterparty to make any payments payable pursuant to the Rate Protection Agreement to Assignee by wire transfer to the Lock Box Account at the following address:

            Wachovia Bank, National Association
            ABA #:        053-000-219
            Account #:    **[_______________________]**
            Account Name: Mezzanine Lock Box Account for the benefit of Merrill
                          Lynch Mortgage Lending, Inc., as secured party

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            3. Upon the occurrence and during the continuance of an Event of
Default, Assignee shall be entitled to exercise all remedies provided under the UCC with respect to the Rate Protection Agreement and the other related collateral pledged hereunder.

            4. Assignor hereby covenants and agrees that Assignor shall not, without first obtaining Assignee's written consent, which consent shall not be unreasonably withheld, conditioned or delayed, convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant an option or options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration) the Rate Protection Agreement or any interest therein, provided, however, Assignor shall be permitted to assign or otherwise transfer the Rate Protection Agreement in connection with a Permitted Assumption pursuant to Section 11.3 of the Mezzanine Loan Agreement. Assignor and Counterparty hereby covenant and agree that Assignor and Counterparty shall not, without first obtaining Assignee's written consent, which consent shall not be unreasonably withheld, conditioned or delayed, amend, modify, cancel or terminate the Rate Protection Agreement.

            5. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

            6. This Assignment shall terminate upon payment in full of the Obligations of Assignor under the Loan Documents.

            7. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.

            8. Subject to the terms of the Mezzanine Loan Agreement, Assignee shall have the right to assign this Assignment and the obligations hereunder in connection with any assignment or transfer of all or any portion of the Loan or any interest therein. The parties hereto acknowledge that following the execution and delivery of this Assignment, Assignee may sell, transfer and assign this Assignment and certain other Loan Documents. All references to "Assignee" hereunder shall be deemed to include the successors and assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee's agents and by the agents of the successors and assigns of Assignee.

            9. In consideration of the foregoing agreement by Counterparty, Borrower agrees that (a) Counterparty shall be entitled to conclusively rely (without any independent investigation) on any notice or instructions from Lender in respect of the Rate Protection Agreement, and (b) Counterparty shall be held harmless and shall be fully indemnified by Borrower, from and against any and all claims, other than those ultimately determined to be founded on gross negligence or willful misconduct of Counterparty, and from and against any damages, penalties, judgments, liabilities, losses or expenses (including reasonable attorney's fees and disbursements) incurred by Counterparty as a result of the assertion of any claim, by any person or entity, arising out of, or otherwise related to, any actions taken or omitted to be taken by Counterparty in reliance upon any such instructions or notice provided by Lender in accordance herewith and the Mezzanine Loan Agreement.

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            10.This Assignment may be executed in any number of counterparts each of which shall be an original, but all of which shall constitute one instrument.

            11.The obligations of Assignor hereunder are subject to limitations on recourse as provided in Article XII of the Mezzanine Loan Agreement.

                            [SIGNATURE PAGES FOLLOW]

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                                        ASSIGNOR:

                                        [LODGIAN ENTITY]

                                        [__________________________________]

                                        By:________________________________

                                           Name:  Daniel E. Ellis
                                           Title: Vice President

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                                        ACKNOWLEDGED AND AGREED BY COUNTERPARTY:

                                        [__________________________________]

                                        By:________________________________
                                           Name:
                                           Title:

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                                    EXHIBIT A

                       (Description of Rate Cap Agreement)

            Confirmation dated as of _____________, 2004 and effective as of _____________, 2004, by and between _____________________________, as Party A, and Assignor, as Party B, and any replacements thereof confirming the Transactions (as defined therein), together with _________________, Guaranty of ____________________, dated as of ____________, 2004 and effective as of
____________, 2004 and made in connection with the Rate Protection Agreement.

Mezzanine Collateral Assignment of Interest
Rate Protection Agreement